PHOENIX PHOLIOS(SM)
 Supplement dated November 17, 2006, to the Prospectus dated November 30, 2005, as supplemented January 6, 2006, January 11, 2006, February 17, 2006,
                    March 15, 2006 and September 8, 2006,
     and to the Statement of Additional Information dated November 30, 2005, as supplemented January 11, 2006


IMPORTANT NOTICE TO INVESTORS

On November 16, 2006, the Board of Trustees of the Phoenix PHOLIOs voted to liquidate the PHOENIX CONSERVATIVE INCOME PHOLIO, PHOENIX INTERNATIONAL PHOLIO AND PHOENIX WEALTH PRESERVER PHOLIO. Based on recommendation by management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Funds. Effective November 27, 2006, the Funds will be closed to new investors and additional investor deposits.

PHOENIX CONSERVATIVE INCOME PHOLIO

On or about December 27, 2006, the Phoenix Conservative Income PHOLIO will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix Conservative Income PHOLIO for shares of the same class of any other Phoenix Fund. Phoenix Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares of the Fund at any time prior to the Fund's liquidation on December 27, 2006. There will be no fee or sales charges associated with exchange requests and deferred sales charges will be waived on redemptions of Class C Shares.

PHOENIX INTERNATIONAL PHOLIO AND PHOENIX WEALTH PRESERVER PHOLIO

On or about December 21, 2006, the Phoenix International PHOLIO and Phoenix Wealth Preserver PHOLIO will each be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix International PHOLIO or Phoenix Wealth Preserver PHOLIO for shares of the same class of any other Phoenix Fund. Phoenix Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares of either Fund at any time prior to the Funds' liquidation on December 21, 2006. There will be no fee or sales charges associated with exchange requests and deferred sales charges will be waived on redemptions of Class C Shares.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 1794/Close PHOLIOs (11/06)